UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 17, 2009

TELOS CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-08443	52-0880974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

19886 Ashburn Road, Ashburn, Virginia	20147-2358
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 724-3800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Telos Corporation (the “Company”) will hold its annual meeting (“Annual Meeting”) of holders of the Company’s Class A Common Stock, Class B Common Stock, and 12% Cumulative Exchangeable Redeemable Preferred Stock on November 16, 2009, 12:00 p.m., at the Company’s corporate headquarters in Ashburn, Virginia. The record date for determining stockholders entitled to notice of and to vote at the Annual Meeting is September 28, 2009.

In order to be included in the Company’s proxy materials and considered for the Annual Meeting, stockholders must submit proposals a reasonable time before the Company begins to print and send its proxy materials. The Company expects to begin printing its proxy materials October 15, 2009 and to mail its proxy materials October 26, 2009. Nominations for director and all other proposals for consideration at the Annual Meeting must be submitted between August 18, 2009 and September 17, 2009 and comply with the requirements set forth in the Company’s bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOS CORPORATION

Date: August 17, 2009	By:	/s/ Michele Nakazawa
Michele Nakazawa
Chief Financial Officer